UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2004

SATCON TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01

On September 29, 2004 the Registrant issued a press release announcing that it has received a purchase order for $1.8 million for an initial installation of a 2.2 megawatt Rotary Uninterruptible Power Supply (RUPS), to be delivered in the first calendar quarter of 2005. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.            Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

(Registrant)

Date: October 1, 2004	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer